Oak Associates Funds

(the “Trust”)

White Oak Select Growth Fund - WOGSX

Pin Oak Equity Fund - POGSX

Rock Oak Core Growth Fund - RCKSX

River Oak Discovery Fund - RIVSX

Red Oak Technology Select Fund - ROGSX

Black Oak Emerging Technology Fund - BOGSX

Live Oak Health Sciences Fund LOGSX

(each a “Fund” and collectively, the “Funds”)

Supplement dated January 2, 2020 to the Prospectus, Summary Prospectus,

and Statement of Additional Information (“SAI”) of

the Funds dated February 28, 2019, as revised March 29, 2019

At a special meeting of shareholders of the Funds held on December 10, 2019, which was adjourned until December 17, 2019 to allow for the solicitation of additional votes with respect to the Red Oak Technology Select Fund, shareholders of each Fund approved a new investment advisory agreement between the Trust, on behalf of the Funds, and Oak Associates, ltd. (the “Adviser”), to take effect upon an anticipated change of control of the Adviser.

The change of control took place on December 31, 2019, when James D. Oelschlager and Vanita Oelschlager, the owners of the Adviser, completed the transaction to sell substantially all of their collective ownership interest in the Adviser to an ownership group led by certain members of the Adviser’s management team, as discussed in the definitive proxy statement filed by the Trust on October 4, 2019 (the “Transaction”). Upon consummation of the Transaction, the prior investment advisory agreement between the Trust, on behalf of each Fund, and the Adviser terminated and the new investment advisory agreement approved by shareholders of each Fund became effective.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE